EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Jan-05                                                          31-Jan-05

   Distribution Date:       BMW VEHICLE OWNER TRUST 2003-A             Period #
   25-Feb-05                ------------------------------                   22

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   Balances
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                                                                                Initial        Period End
      Receivables                                                        $1,643,640,298      $585,945,158
      Reserve Account                                                       $12,327,302       $10,254,040
      Yield Supplement Overcollateralization                                 $9,034,825        $3,398,890
      Class A-1 Notes                                                      $380,000,000                $0
      Class A-2 Notes                                                      $455,000,000                $0
      Class A-3 Notes                                                      $470,000,000      $252,940,796
      Class A-4 Notes                                                      $296,913,000      $296,913,000
      Class B Notes                                                         $32,692,000       $32,692,000

   Current Collection Period
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      Beginning Receivables Outstanding                                    $619,328,732
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                $19,436,660
             Receipts of Pre-Paid Principal                                 $13,495,795
             Liquidation Proceeds                                              $224,883
             Principal Balance Allocable to Gross Charge-offs                  $226,236
         Total Receipts of Principal                                        $33,383,573

         Interest Distribution Amount
             Receipts of Interest                                            $2,445,137
             Servicer Advances                                                       $0
             Reimbursement of Previous Servicer Advances                      ($112,170)
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                         $34,061
             Net Investment Earnings                                            $16,077
         Total Receipts of Interest                                          $2,383,106

         Release from Reserve Account                                                $0

      Total Distribution Amount                                             $35,540,443

      Ending Receivables Outstanding                                       $585,945,158

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $274,106
      Current Period Servicer Advance                                                $0
      Current Reimbursement of Previous Servicer Advance                      ($112,170)
      Ending Period Unreimbursed Previous Servicer Advances                    $161,937

   Collection Account
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      Deposits to Collection Account                                        $35,540,443
      Withdrawals from Collection Account
         Servicing Fees                                                        $516,107
         Class A Noteholder Interest Distribution                            $1,088,562
         First Priority Principal Distribution                                       $0
         Class B Noteholder Interest Distribution                               $79,823
         Regular Principal Distribution                                     $33,185,444
         Reserve Account Deposit                                                     $0
         Unpaid Trustee Fees                                                         $0
         Excess Funds Released to Depositor                                    $670,507
      Total Distributions from Collection Account                           $35,540,443


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   Excess Funds Released to the Depositor
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         Release from Reserve Account                                          $584,213
         Release from Collection Account                                       $670,507
      Total Excess Funds Released to the Depositor                           $1,254,719

   Note Distribution Account
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      Amount Deposited from the Collection Account                          $34,353,829
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $34,353,829

   Distributions
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      Monthly Principal Distributable Amount                            Current Payment    Ending Balance    Per $1,000    Factor
      Class A-1 Notes                                                                $0                $0      $0.00         0.00%
      Class A-2 Notes                                                                $0                $0      $0.00         0.00%
      Class A-3 Notes                                                       $33,185,444      $252,940,796     $70.61        53.82%
      Class A-4 Notes                                                                $0      $296,913,000      $0.00       100.00%
      Class B Notes                                                                  $0       $32,692,000      $0.00       100.00%

      Interest Distributable Amount                                     Current Payment        Per $1,000
      Class A-1 Notes                                                                $0             $0.00
      Class A-2 Notes                                                                $0             $0.00
      Class A-3 Notes                                                          $462,571             $0.98
      Class A-4 Notes                                                          $625,992             $2.11
      Class B Notes                                                             $79,823             $2.44



   Carryover Shortfalls
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                                                                                   Prior
                                                                              Period Carryover  Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-2 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-3 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-4 Interest Carryover Shortfall                                         $0                $0           $0
      Class B Interest Carryover Shortfall                                           $0                $0           $0


   Receivables Data
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                                                                       Beginning Period        Ending Period
      Number of Contracts                                                        39,957            38,896
      Weighted Average Remaining Term                                             32.77             31.82
      Weighted Average Annual Percentage Rate                                     5.19%             5.18%

      Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
         Current                                                           $518,760,339            88.53%
         1-29 days                                                          $55,119,097             9.41%
         30-59 days                                                          $9,028,380             1.54%
         60-89 days                                                          $1,603,370             0.27%
         90-119 days                                                           $363,111             0.06%
         120-149 days                                                        $1,070,861             0.18%
         Total                                                             $585,945,158           100.00%
         Delinquent Receivables +30 days past due                           $12,065,722             2.06%



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      Write-offs
         Gross Principal Write-Offs for Current Period                         $226,236
         Recoveries for Current Period                                          $34,061
         Net Write-Offs for Current Period                                     $192,175

         Cumulative Realized Losses                                          $5,917,868


      Repossessions                                                       Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance                    $1,445,177                73
         Ending Period Repossessed Receivables Balance                       $1,634,799                88
         Principal Balance of 90+ Day Repossessed Vehicles                     $235,580                10


   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                       $3,597,019
      Beginning Period Amount                                                $3,597,019
      Ending Period Required Amount                                          $3,398,890
      Current Period Release                                                   $198,129
      Ending Period Amount                                                   $3,398,890
      Next Distribution Date Required Amount                                 $3,206,221

   Reserve Account
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      Beginning Period Required Amount                                      $10,838,253
      Beginning Period Amount                                               $10,838,253
      Net Investment Earnings                                                   $16,077
      Current Period Deposit                                                         $0
      Current Period Release to Collection Account                                   $0
      Current Period Release to Depositor                                      $584,213
      Ending Period Required Amount                                         $10,254,040
      Ending Period Amount                                                  $10,254,040


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